INVESTOR PRESENTATION FOR ACQUISITIONS OF: SABAL PALM BANCORP, INC. AND BUSINESS BANK OF FLORIDA, CORP. August 23, 2021

2 This presentation contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, loan growth, cost savings, enhanced revenues, economic and seasonal conditions in our markets, new initiatives and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives, and for integration of banks that we have acquired, or expect to acquire, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and any variants thereof and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements. All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may”, “will”, “anticipate”, “assume”, “should”, “support”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “further”, “plan”, “point to”, “project”, “could”, “intend”, “target” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality and the adverse impact of COVID-19 and other variants (economic and otherwise); governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes, including those that impact the money supply and inflation; changes in accounting policies, rules and practices, including the pact of the adoption of CECL; our participation in the Paycheck Protection Program (“PPP”); the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities and loans; changes in borrower credit risks and payment behaviors; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect us or the banking industry; our concentration in commercial real estate loans; the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of our investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including our ability to continue to identify acquisition targets and successfully acquire desirable financial institutions; changes in technology or products that may be more difficult, costly, or less effective than anticipated; our ability to identify and address increased cybersecurity risks; inability of our risk management framework to manage risks associated with our business; dependence on key suppliers or vendors to obtain equipment or services for our business on acceptable terms; reduction in or the termination of our ability to use the mobile-based platform that is critical to our business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of, and the costs associated with, existing or new litigation involving us; our ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that our deferred tax assets could be reduced if estimates of future taxable income from our operations and tax planning strategies are less than currently estimated and sales of our capital stock could trigger a reduction in the amount of net operating loss carryforwards that we may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks relating to the proposed Sabal Palm Bancorp, Inc. merger and the proposed Business Bank of Florida, Corp. merger include, without limitation, failure to obtain the approval of shareholders of Sabal Palm Bancorp, Inc. and Business Bank of Florida, Corp. in connection with the mergers; the timing to consummate the proposed mergers; the risk that a condition to the closing of the proposed mergers may not be satisfied; the risk that a regulatory approval that may be required for the proposed mergers is not obtained or is obtained subject to conditions that are not anticipated; the parties' ability to achieve the synergies and value creation contemplated by the proposed mergers; the parties' ability to promptly and effectively integrate the businesses of Seacoast, Sabal Palm Bancorp, Inc. and Business Bank of Florida, Corp., including unexpected transaction costs, the costs of integrating operations, severance, professional fees and other expenses; the diversion of management time on issues related to the mergers; the failure to consummate or any delay in consummating the mergers for other reasons; changes in laws or regulations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers and employees by competitors; the difficulties and risks inherent with entering new markets. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2020 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at www.sec.gov. Cautionary Notice Regarding Forward-Looking Statements

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Seacoast Banking Corporation of Florida ("Seacoast") will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 for each of the transactions containing a proxy statement of Sabal Palm Bancorp, Inc. (“Sabal Palm”), a proxy statement of Business Bank of Florida, Corp. (“Business Bank of Florida”) and a prospectus of Seacoast, and Seacoast will file other documents with respect to each of the proposed mergers. A definitive proxy statement/prospectus will be mailed to shareholders of Sabal Palm Bancorp, Inc. and Business Bank of Florida Corp, Inc. Investors and security holders of Seacoast, Sabal Palm Bancorp, Inc., and Business Bank of Florida, Corp. are urged to read the entire proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Seacoast through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Seacoast will be available free of charge on Seacoast's internet website or by contacting Seacoast. Seacoast, Sabal Palm Bancorp Inc., Business Bank of Florida, Corp, their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Seacoast is set forth in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 9, 2021 and its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. 3 Important Information For Investors And Shareholders 3

• Companies and individuals seeking real estate affordability, lower taxes, warmer weather, and easy flights back to the Northeast are migrating to Florida • Florida's population grew 14.6% between 2010 and 2020, double the rate of overall U.S. population growth Source: US Census data • In March 2021, short-term population projections increased, reflecting stronger domestic net-migration trends supported by a shift in lifestyle preference away from more dense urban areas Source: Office of Economic & Demographic Research – Florida’s population will surpass 23 million by late 2024 or 2025 (21.6 million at year-end 2020) – This increase is equivalent to adding a city larger than Orlando every year • Financial institutions and other major corporations have announced plans to relocate some or all of their operations to Florida in the near future: Florida’s Economic and Population Growth Continues, Supporting One of the Best Banking Markets in the United States 4

# Sabal Palm Bancorp, Inc. and Business Bank of Florida, Corp.:

*Advance consolidation, expand in growth markets, drive EPS accretion, and offset incremental costs as SBCF's total assets approaches $10B*

## Strategic Rationale and Each Transaction Overview

- Continuation of SBCF's strategy to consolidate market share and expand its pure-play franchise in one of the most coveted banking markets in the United States
- Transactions advance Seacoast's growth in Brevard county and establish Seacoast in Sarasota county, adding ~$550M in deposits and ~$400M in loans
- Acquisition of Sabal Palm allows Seacoast to enter Sarasota county market as a top-5 community bank[1] with the premier in-market leadership team:
  - Projected population growth of 6.14% from 2021 to 2026 (2.91% nationally) [2]
  - Projected household income change of 10.52% from 2021 to 2026, compared to 9.01% nationally [2]
    - Waterfront towns surrounding Sarasota, FL boast a median household income of ~$115,000, the second highest in Florida behind Palm Beach [5]
- Acquisition of Business Bank of Florida enhances Seacoast's market share as the #1 community bank [1] in Brevard county:
  - Projected population growth of 5.42% from 2021 to 2026 (2.91% nationally) [2]
  - Projected household income change of 12.57% from 2021 to 2026, compared to 9.01% nationally [2]
- These transactions exemplify SBCF's M&A focus on meaningful EPS accretion, consolidation or entry into attractive growth markets, minimal upfront risk from TBV dilution, low concentration risks, and ease of execution that does not distract from organic strategy

## Pro Forma Florida Branch Footprint



Sabal Palm Bancorp (3)
Florida Business Bank (1)
Seacoast Branches (52)[3]
Ocala
Sanford
Titusville
Orlando
Clearwater
Tampa
St Petersburg
FLORIDA
Sarasota
Port St. Lucie
Port Charlotte
West Palm Beach
Cape Coral
Fort Lauderdale
Hialeah
Miami

## Contribution Analysis [4]

| | Seacoast | Legacy Bank of Florida [6] | Sabal Palm Bank | Florida Business Bank |
|---|---|---|---|---|
| Assets ($M) | $9,317 | $582 | $412 | $188 |
| Loans ($M) | $5,480 | $478 | $272 | $136 |
| Deposits ($M) | $7,836 | $486 | $377 | $166 |
| Equity ($M) | $1,182 | $61 | $33 | $21 |

1. Deposit market share data and deposit totals as of June 30, 2020, as per FDIC Summary of Deposits Report; "Community Bank" defined as banks with less than $20 billion in total assets as of most recently reported quarter
2. Source: S&P Global Market Intelligence 3. Seacoast branch map and branch count are pro forma for recently closed acquisition of Legacy Bank of Florida
4. Financial data as of June 30, 2021; Seacoast data reflects GAAP data; Legacy Bank of Florida, Sabal Palm, and Business Bank of Florida data reflects bank-level regulatory data as of June 30, 2021
5. Source: Economic Development Council of Sarasota County 6. Acquisition of Legacy Bank of Florida closed on August 6, 2021

5

# Financially Attractive Transactions With Compelling Pro Forma Financial Impact and Conservative Approach Limiting Downside Risk

- **Financially attractive acquisitions of two high-quality franchises:**
  - Cumulatively, the transactions have minimal upfront dilution to TBV per share, earnback of 1.25 years, and EPS accretion of 4.0% in 2023
  - Sabal Palm Bank and Florida Business Bank both achieved ROAA's of over 1.25% (1.27% and 1.35%, respectively) in 2020 [3]
- **Conservative transaction assumptions and limited upfront TBV dilution limit risk:**
  - Seacoast conducted thorough loan diligence on both Sabal Palm and Business Bank of Florida, with conservative CECL modeling driving total pre-tax marks on the loan books of 2.08% and 2.84%, respectively
  - Market protection provided by a fixed exchange ratio transaction with Sabal Palm and Business Bank of Florida
    - Seacoast's "pay-to-trade" ratios [5] are 90% and 72% for Sabal Palm and Business Bank of Florida, respectively
    - In 2019, transactions with disclosed deal value greater than $15M had a median "pay-to-trade" ratio of 95%; 2020 deal had a median of 102% [6]
  - Negligible impact on Seacoast's capital base, maintaining robust pro forma capital ratios following the transactions, and increasing ROAA and ROATCE
- **Acquisitions allow Seacoast to expand into an attractive new market, while also strengthening its strong market position in an existing growing market:**
  - Transactions allow Seacoast to add strong leadership teams with long histories of operating successfully in their markets
  - Establishes SBCF as a top-5 community bank in wealthy and growing Sarasota market
  - Helps SBCF solidify its market position as #1 community bank in Brevard County

## Sabal Palm Multiples & Metrics [1]

| Transaction Price | | Key Assumptions | | Key Metrics | |
|---|---|---|---|---|---|
| Deal Price/Share | $6.96 | Cost Savings | 40% [2] | TBV Accr. / (Dilu.) | (0.4%) |
| Price/TBVPS | 167% | Pre-tax Mark on Loan Book | 2.08% | 2023E EPS Accr. | 2.2% |
| Price/LTM EPS | 7.9x | | | TBV Earnback | 1.75 Yrs. |
| P/23E EPS [4] + Cost Savings | 8.1x | | | | |

## Florida Business Bank Multiples & Metrics [1]

| Transaction Price | | Key Assumptions | | Key Metrics | |
|---|---|---|---|---|---|
| Deal Price/Share | $25.25 | Cost Savings | 50% [2] | TBV Accr. / (Dilu.) | (0.0%) |
| Price/TBVPS | 133% | Pre-tax Mark on Loan Book | 2.84% | 2023E EPS Accr. | 2.0% |
| Price/LTM EPS | 9.4x | | | TBV Earnback | 0.25 Yrs. |
| P/23E EPS [4] + Cost Savings | 7.0x | | | | |

## Key Cumulative Financial Results [1]

- **2.2%** 2022 EPS Accretion
- **4.0%** 2023 EPS Accretion
- **4.3%** 2024 EPS Accretion
- **(0.4%)** TBV Share Accr. / (Dilu.) at Close
- **1.25 Yrs.** TBV Earnback

1. Based on Seacoast's closing price of $31.58 as of August 20, 2021
2. Sabal Palm cost savings are 58% realized in 2022 and 100% in 2023 and thereafter; Florida Business Bank cost savings are 75% realized in 2022 and 100% in 2023 and thereafter
3. Bank-level regulatory data for the year ended December 31, 2020 4. Estimated 2023 net income for Sabal Palm and Business Bank of Florida as per Seacoast management
5. Defined as deal Price Per Share / TBV Per Share divided by trading Price Per Share / TBV Per Share, based on Seacoast's closing price of $31.58 as of August 20, 2021
6. Includes nationwide U.S. bank and thrift transactions announced in 2019 or 2020 with disclosed deal value greater than $15 million

6

2013 Seacoast Customer Map: Sabal Palm Bancorp and Business Bank of Florida expected to strengthen Seacoast’s franchise in Florida 2017 2021 Orlando MSA Orlando MSA Port St Lucie MSAPort St Lucie MSA South Florida MSA Tampa / St Pete MSA Port St Lucie MSA Seacoast Continues To Strategically Expand Its Customer Franchise Across Florida’s Most Attractive MSAs 7 Sarasota MSA

# Establishes Sarasota County Presence and Advances Consolidation In Brevard County

***Establishes SBCF as a top-5 community bank in wealthy and growing Sarasota market***



Gainesville
Ocala National Forest
Ocala
Tampa
FLORIDA
Sarasota
Melbourne
Charlotte
Cape Coral
Hialeah
Everglades N.P.
Sabal Palm Bank Branches (3)
Florida Business Bank Branches (1)
Seacoast Branches (52)²

***Solidify market position as #1 community bank in Brevard County***

## Community Bank¹ Market Share: Sarasota County, FL

| 2020 Rank | Company Name | Branches | Total Deposits ($000) | Market Share (%) |
|---|---|---|---|---|
| 1 | Home Bancshares Inc. (AR) | 3 | 452,402 | 2.84 |
| 2 | Liberty Capital Inc. (OH) | 4 | 413,484 | 2.59 |
| 3 | TFS Financial Corp. (OH) | 1 | 308,272 | 1.93 |
| **4** | **Sabal Palm Bank (FL)** | **3** | **274,285** | **1.72** |
| 5 | Stearns Fin. Serv. Inc. (MN) | 2 | 141,619 | 0.89 |
| 6 | TrustCo Bank Corp NY (NY) | 4 | 133,593 | 0.84 |
| 7 | Gulfside Bank (FL) | 1 | 111,691 | 0.70 |
| 8 | Adam Bank Group Inc. (TX) | 4 | 93,180 | 0.58 |
| | **Market Total** | **147** | **15,944,975** | **100.00** |

## Community Bank¹ Market Share: Brevard County, FL

| 2020 Rank | Company Name | Branches | Total Deposits ($000) | Market Share (%) |
|---|---|---|---|---|
| **1** | **Pro Forma** | **3** | **387,412** | **3.85** |
| **1** | **Seacoast Banking Corp. (FL)** | **2** | **211,127** | **2.10** |
| **2** | **Florida Business Bank (FL)** | **1** | **176,285** | **1.75** |
| 3 | CBOS Bankshares Inc. (FL) | 3 | 170,662 | 1.70 |
| 4 | Sunrise Bancshares Inc. (FL) | 2 | 149,820 | 1.49 |
| 5 | TrustCo Bank Corp NY (NY) | 1 | 18,929 | 0.19 |
| | **Market Total** | **97** | **10,063,835** | **100.00** |

1. "Community Bank" defined as banks with less than $20 billion in total assets as of most recently reported quarter
2. Seacoast branch map and branch count are pro forma for recently completed acquisition of Legacy Bank of Florida

Note: Deposit market share data and deposit totals as of June 30, 2020; Seacoast branch count as of June 30, 2021
Source: FDIC Summary of Deposits Report, as of June 30, 2020

8

Sabal Palm Bank Market Overview: Sarasota, FL Growing and vibrant gulf coast market surrounded by some of the wealthiest waterfront communities in the state 1. Source: Economic Development Council of Sarasota County Source: S&P Global Market Intelligence • The waterfront towns surrounding Sarasota, FL boast a median household income of ~$115,000, the second highest in Florida behind Palm Beach • The city of Sarasota has seen 4,000 new housing units in the past three years • Sarasota County attracts some of the nation’s best in the Financial/Professional Services sector with over 7,500 companies in the region • The Metropolitan area, which includes Bradenton to the north in Manatee County, is the eighth-fastest growing U.S. metro area for millennials • North Port has grown to be the largest city in Sarasota County with 66,000 residents • Sarasota County’s population has grown 16% since 2010 Market Highlights1 Sarasota, Florida Sarasota, FL MSA 9 Market Name: North Port-Sarasota- Bradenton, MSA Total Market Deposits (2021): $25.2B Total Population (2021): 855,242 Population Growth (2010-2021): 21.78% Projected Population Growth (2021-2026): 6.79% Median Household Income (2021): $66,187 Projected Household Income Growth (2021-2026): 11.01% Major Area Employers

# Florida Business Bank Market Overview: Melbourne, FL

*“Space Coast” market is the economic engine of Brevard County, led by the technology and aerospace industries*

## Market Highlights[1]

- Brevard County, the birthplace of American space exploration and the hub of Florida’s space industry, boasts generations of high-tech talent along with the largest share of STEM-related jobs in Florida
- Florida’s Space Coast offers the right operating climate by combining efficient, streamlined permitting, low operating costs, aggressive and targeted incentives, and a coveted workforce
- Brevard County is home to over 500 manufacturers and was voted best place to live in Florida
- Brevard County average annual salaries have increased 37% since 2010

## Melbourne, Florida





## Major Area Employers

NASA Kennedy Space Center (KSC)

L3HARRIS™ FAST. FORWARD.

Holmes Regional Medical Center Health First

Florida Institute of Technology 1958

BOEING

LOCKHEED MARTIN

NORTHROP GRUMMAN

## Melbourne, FL MSA

| | |
|---|---|
| **Market Name:** | Palm Bay–Melbourne-Titusville, MSA |
| **Total Market Deposits (2021):** | $10.4B |
| **Total Population (2021):** | 612,813 |
| **Population Growth (2010-2021):** | 12.78% |
| **Projected Population Growth (2021-2026):** | 5.42% |
| **Median Household Income (2021):** | $63,926 |
| **Projected Household Income Growth (2021-2026):** | 12.57% |

1. Source: Economic Development Council of Florida’s Space Coast

Source: S&P Global Market Intelligence

10

Meeting the $10 Billion Asset Threshold Challenge Well-Prepared to Cross $10 Billion Mark and Offset Incremental Costs Through Acquisitions 1. Source: S&P Global Market Intelligence; represents most recent quarter assets available • Seacoast estimates that the aggregate costs of crossing the $10 billion threshold would be ~$9.2 million after-tax on an annual basis – ~$7.7 million from the Durbin Amendment Impact – ~$1.5 million from higher FDIC expense and reduction of Federal Reserve dividend • We project the Durbin Amendment impact to start on July 1, 2023 • Acquisitions of Sabal Palm and Business Bank of Florida are expected to help offset about 60% of the EPS dilution expected from the impact of crossing $10 billion in assets. Further acquisitions should offset the remainder • The Florida banking landscape provides numerous low-risk, high- value opportunities for SBCF to further consolidate “Florida’s Bank” and offset and exceed the $10B-related EPS dilution in the near term Crossing $10 Billion Asset Threshold Stratification of Florida Headquartered Banks ¹ 11 Tota l Asset Number o f Assets Parameters Insti tuti ons ($B) > $10B 3 $91.4 $5B - $10B 2 $16.1 $1B - $5B 10 $25.1 $500M - $1B 27 $19.4 $250M - $500M 19 $6.1 < $250M 24 $2.8

TCE Ratio 17.03% 11.97% 12.57% 16.06% 14.90% SBCF at 6/30/21 Legacy at 6/30/21 Sabal Palm 6/30/21 FBB at 6/30/21 Pro Forma at Close Tier 1 Common Ratio Total Capital Ratio Tier 1 Ratio Leverage Ratio 6.5% Well Capitalized 19.21% 12.65% 13.55% 17.31% 17.08% SBCF at 6/30/21 Legacy at 6/30/21 Sabal Palm 6/30/21 FBB at 6/30/21 Pro Forma at Close 18.30% 11.97% 12.57% 16.06% 15.96% SBCF at 6/30/21 Legacy at 6/30/21 Sabal Palm 6/30/21 FBB at 6/30/21 Pro Forma at Close 11.73% 10.31% 8.17% 11.22% 10.65% SBCF at 6/30/21 Legacy at 6/30/21 Sabal Palm 6/30/21 FBB at 6/30/21 Pro Forma at Close Tangible Common Equity ($M) 10.45% 10.47% 7.97% 11.15% 10.45% SBCF at 6/30/21 Legacy at 6/30/21 Sabal Palm 6/30/21 FBB at 6/30/21 Pro Forma at Close $948,913 $32,859 $32,859 $21,009 $1,073,644 SBCF at 6/30/21 Legacy at 6/30/21 Sabal Palm 6/30/21 FBB at 6/30/21 Pro Forma at Close 10% Well Capitalized 8% Well Capitalized 5% Well Capitalized 1 Amounts in millions Negligible Impact on Seacoast’s Capital Base – Maintaining Robust Pro Forma Capital Ratios Following The Transactions 1. Sabal Palm Bank has selected the Community Bank Leverage Ratio adoption (“CBLR”) and does not report total risk-based capital or risk-weighted assets. Total risk-based capital is estimated as tier 1 capital plus loan loss reserves. Risk-weighted assets is estimated as 65% of Sabal Palm’s average assets used for calculating the leverage ratio Note: Bank-level regulatory data as of June 30, 2021 used for Legacy Bank of Florida, Sabal Palm Bank, and Florida Business Bank; Source: S&P Global Market Intelligence 12 1 1 1

$2.2 B $2.3 B $3.1 B $3.5 B $4.7 B $5.8 B $6.7 B $7.1 B $8.3 B $9.3B $10.5B2 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021Q2 Pro Forma Total Shareholder Returns As se ts ($ B) Delivering Consistent Growth and Long-term Value Creation Proven Track Record of Successful and Value-added Integrations 1. Acquisitions of Sabal Palm and Business Bank of Florida are expected to close during the first quarter of 2022 2. Pro forma as of June 30, 2021, does not include fair value / purchase accounting adjustments Note: Total shareholder returns data as of August 20, 2021; Source: S&P Global Market Intelligence 13 1 1 1 Year 2 year 5 Year 10 Year SBCF 60.7% 30.2% 94.7% 369.6%

Transaction Value • $53.9 million fully diluted, $6.96 per Sabal Palm Bancorp, Inc. common share1 Consideration • Shareholders will receive 0.2203 shares of Seacoast common stock • Options are rolled over into Seacoast options based on the positive difference between $6.96 and the exercise price Closing • Expected in first quarter of 2022 Required Approvals • Regulatory authorities • Sabal Palm shareholders Additional Details and Assumptions • Sabal Palm shareholders to own approximately 2.6% of Seacoast following both transactions • Approximately 40% cost savings (58% realized in 2022 and 100% in 2023 and thereafter) • Estimated core deposit intangibles of 0.75% amortized using straight-line method over 6 years • 2.08% / $5.7 million total pre-tax mark to Sabal Palm’s loan book; includes (0.75%) interest rate mark, 1.33% credit discount mark relating to the non-PCD loans, and 1.50% CECL-related ALLL Sabal Palm Bancorp, Inc. Transaction Summary 1. Based on Seacoast’s closing price of $31.58 as of August 20, 2021 14

Transaction Value • $28.4 million fully diluted, $25.25 per Business Bank of Florida common share1 Consideration • Shareholders will receive 0.7997 shares of Seacoast common stock • Options are rolled over into Seacoast options based on the positive difference between $25.25 and the exercise price Closing • Expected in first quarter of 2022 Required Approvals • Regulatory authorities • Business Bank of Florida shareholders Additional Details and Assumptions • Business Bank of Florida shareholders to own approximately 1.5% of Seacoast following both transactions • Approximately 50% cost savings (75% realized in 2022 and 100% in 2023 and thereafter). Seacoast branch located less than ½ mile will be consolidated • Estimated core deposit intangibles of 0.75% amortized using straight-line method over 6 years • 2.84% / $3.8 million total pre-tax mark to Business Bank of Florida’s loan book; includes (0.75%) interest rate mark, 1.71% credit discount mark relating to the non-PCD loans, and 1.87% CECL-related ALLL Business Bank of Florida, Corp. Transaction Summary 1. Based on Seacoast’s closing price of $31.58 as of August 20, 2021 15

Transaction 57.9% Savings & MMDA 35.2% Retail Time 2.1% Jumbo Time ² 4.8% Bank Level Assets: $412,177 Bank Level Gross Loans: $272,122 Bank Level Deposits: $377,457 Bank Level Tangible Common Equity: $32,859 Bank Level TCE / TA: 7.97% Overview: Sabal Palm Bank 1. Bank-level regulatory data for the quarter ended June 30, 2021, unless otherwise noted 2. Jumbo time deposits reflect total deposits less CD’s greater than $100,000 Source: S&P Global Market Intelligence; percentages in the pie chart may not sum to 100% due to rounding MRQ Summary Financial Metrics¹ ($000) Loan & Deposit Composition¹ Retail Footprint Yield on Loans: 5.19% Cost of Deposits 0.15% NPAs / Assets: 0.00% Loan to Deposit Ratio: 72.09% Net Interest Margin: 3.82% Sabal Palm Bank (3) 16 1-4 Family 25.1% Multifamily 2.3% CRE 47.4% C&D 3.3% C&I 21.7% Consumer 0.2% Other 0.0%

1-4 Family 2.1% Multifamily 3.1% CRE 67.2% C&D 5.4% C&I 22.0% Consumer 0.3% Yield on Loans: 4.96% Cost of Deposits 0.29% NPAs / Assets: 0.00% Loan to Deposit Ratio: 81.96% Net Interest Margin: 3.84% Overview: Florida Business Bank Bank Level Assets: $188,433 Bank Level Gross Loans: $136,382 Bank Level Deposits: $166,386 Bank Level Tangible Common Equity: $21,009 Bank Level TCE / TA: 11.15% MRQ Summary Financial Metrics¹ ($000) Loan & Deposit Composition¹ Retail Footprint 17 Transaction 44.3% Savings & MMDA 48.2% Retail Time 2.7% Jumbo Time ² 4.8% 1. Bank-level regulatory data for the quarter ended June 30, 2021, unless otherwise noted; loan composition reflects gross loans balance before unearned income 2. Jumbo time deposits reflect total deposits less CD’s greater than $100,000 Source: S&P Global Market Intelligence; percentages in the pie chart may not sum to 100% due to rounding Florida Business Bank Seacoast

o In-market acquisition of two core deposit franchises with high-yielding loan portfolios in attractive Florida markets o Improves Seacoast’s projected profitability and returns 4% cumulative EPS accretion in 2023 when including the impact of both transactions together o Cumulatively, the transactions have minimal upfront dilution to tangible book value per share, earned back in 1.25 years (crossover method, inclusive of the impact of CECL) o Leverages Seacoast’s proven integration capabilities o Earnings accretion helps Seacoast offset approximately 60% of the expected costs associated with crossing $10 billion asset threshold Transaction Summary: Sabal Palm and Business Bank of Florida 18

Appendix 19

Sabal Palm Bancorp, Inc. Credit and Interest Rate Marks • 0.75% / $2.1 million gross pre-tax credit and interest rate mark on the loan portfolio ‒ $0.5 million pre-tax, or 3.69% mark on PCD loans (0.21% of gross loans excl. PPP loans), recorded as ALLL ‒ $3.6 million pre-tax, or 1.39% mark on non-PCD loans (1.60% of gross loans excl. PPP loans), recorded as a contra-loan discount; assumed to be accreted through income over 4.0 years ‒ ($2.1) million pre-tax, or (0.75%) interest rate mark on total loans, recorded as a contra loan discount • $3.6 million pre-tax, or 1.40% recorded in provision expense through the income statement, established on Day One on the Sabal Palm Bancorp’s non-PCD loans (in addition to the non-PCD credit mark above) • 2.08% / $5.7 million total pre-tax mark to Sabal Palm Bancorp’s loan book; includes (0.75%) interest rate mark, 1.33% credit discount mark relating to the non-PCD loans, and 1.50% CECL-related ALLL ‒ $1.6 million of the mark is accreted back through income (mark equal to 0.70% of total loans excl. PPP) ‒ $4.1 million of the mark is not accreted back through income (mark equal to 1.81% of total loans excl. PPP); recorded as ALLL Business Bank of Florida, Corp. Credit and Interest Rate Marks • 1.12% / $1.5 million gross pre-tax credit and interest rate mark on the loan portfolio ‒ $0.2 million pre-tax, or 4.37% mark on PCD loans (0.19% of gross loans excl. PPP loans), recorded as ALLL ‒ $2.3 million pre-tax, or 1.78% mark on non-PCD loans (2.00% of gross loans excl. PPP loans), recorded as a contra-loan discount; assumed to be accreted through income over 4.0 years ‒ ($1.0) million pre-tax, or (0.75%) interest rate mark on total loans, recorded as a contra loan discount • $2.3 million pre-tax, or 1.80% recorded in provision expense through the income statement, established on Day One on the Business Bank of Florida’s non-PCD loans (in addition to the non-PCD credit mark above) • 2.84% / $3.8 million total pre-tax mark to Business Bank of Florida’s loan book; includes (0.75%) interest rate mark, 1.71% credit discount mark relating to the non-PCD loans, and 1.87% CECL-related ALLL ‒ $1.3 million of the mark is accreted back through income (mark equal to 1.12% of total loans excl. PPP) ‒ $2.5 million of the mark is not accreted back through income (mark equal to 2.19% of total loans excl. PPP); recorded as ALLL Transaction Summary: Loan Portfolio Mark and CECL Assumptions 20

# Prudent Loan Portfolio Mix Maintained Post Consolidation

Seacoast Bank | Legacy Bank of Florida | Sabal Palm Bank | Florida Business Bank | **Pro Forma Portfolio Mix**

## Loan Composition



2.9%
2.0%
22.4%
2.7%
21.4%
$6.0B[1]
4.5%
24.6%
19.6%

MRQ Yield on Loans: 4.35%
C&D Ratio: 25.5%[3] Non-OO CRE Ratio: 179.6%[3]



0.2%
25.1%
2.3%
21.7%
$272M
3.3%
27.5%
20.0%

MRQ Yield on Loans: 5.19%
C&D Ratio: 25.6% Non-OO CRE Ratio: 254.2%



0.3%
2.1%
3.1%
22.0%
34.7%
$138M[2]
5.4%
32.4%

MRQ Yield on Loans: 4.96%
C&D Ratio: 32.3% Non-OO CRE Ratio: 263.7%



2.7%
1.8%
22.1%
2.7%
21.4%
$6.4B[1]
4.5%
24.9%
19.9%

MRQ Yield on Loans: 4.40%
C&D Ratio: 25.7%[3] Non-OO CRE Ratio: 184.4%[3]

1-4 Family | Multi family | Owner Occupied CRE | Non-OO CRE | C&D | PPP | Consumer | C&I | Other

## Deposit Composition



8.0%
$8.3B[1]
59.3%
32.8%

MRQ Cost of Deposits: 0.10%



6.9%
$377M
57.9%
35.2%

MRQ Cost of Deposits: 0.15%



7.5%
44.3%
$166M
48.2%

MRQ Cost of Deposits: 0.29%



7.9%
$8.9B[1]
33.2%
58.9%

MRQ Cost of Deposits: 0.11%

Transaction Accounts | Savings & Money Market | Time Deposits

1. Does not include fair value adjustments 2. Reflects gross loans balance before unearned income 3. Adjusted for reversal of Sabal Palm Bank and Florida Business Bank's ALLL included in total capital; excludes other purchase accounting adjustments. Note: Data reflects bank-level regulatory data as of June 30, 2021 for Legacy Bank of Florida, Sabal Palm, and Business Bank of Florida; data reflects GAAP holding company data as of June 30, 2021 for Seacoast; Seacoast & Legacy estimated using June 30, 2021 data. Source: S&P Global Market Intelligence; percentages in the pie chart may not sum to 100% due to rounding

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